UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Hawaii shareholder open house letter

Aloha HEI Shareholders:

You should have received recently a packet of materials which explains in detail our pending merger transaction with NextEra Energy, Inc. and the related spin-off of American Savings Bank. This set of proxy materials should provide you with the information necessary to make an informed voting decision regarding our merger.

The HEI Board of Directors has approved the merger with NextEra Energy and recommends that you vote FOR this transaction. We at HEI, Hawaiian Electric and American Savings Bank believe that this transaction is in the best interests of the shareholders, the customers and the communities we serve here in Hawai’i.

We understand that as customers, current or former employees, friends and last but not least, as Kama’aina, you and your fellow Hawai’i shareholders will take into account many considerations beyond the financial benefit you will receive as you weigh this momentous decision.

With this in mind, we are conducting a series of Community Informational Open Houses from April 7 through April 16 throughout our islands.   At these open houses, you will have the opportunity to provide input as well as learn more about our prospective partner NextEra Energy, the benefits of our proposed merger, and our plans to achieve a more affordable clean energy future for Hawai’i. Details on the specific dates and locations are included in this mailing. Whether or not you have already made your voting decision, we encourage you to attend, learn more and join in our ongoing dialogue regarding this important transaction and its benefits for Hawai’i.

Mahalo for your consideration,

Constance H. Lau

President and Chief Executive Officer

Enclosure

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. HEI cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and HEI undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. HEI may also file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY  BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at www.forhawaiisfuture.com.

NextEra Energy and the Hawaiian Electric Companies to Host Open House Informational Meetings

We are pleased to be visiting communities across Hawai'i to allow residents the opportunity to provide input and learn more about NextEra Energy and how the proposed merger with Hawaiian Electric Industries will advance a more affordable clean energy future for Hawai'i.

JOIN US

April 7

CENTRAL MAUI
Maui Electric Auditorium

SOUTH MAUI
Kīhei Community Center

April 8

WEST MAUI
Lahaina Civic Center

LĀNA'I
Lāna'i Community Center

April 9

MOLOKA'I
Kaunakakai Elementary

April 13

HILO
Hilo High School
Cafeteria

PUNA
Pāhoa High School
Cafeteria

April 14

WEST HAWAI'I
Kealakehe High School
Cafeteria

WAIMEA
HPA Village Campus
Dining Hall

April 15

WEST O'AHU
Kapolei High School
Cafeteria

LEEWARD O'AHU
Pearl City High School
Cafeteria

April 16

HONOLULU
Ward Warehouse
Kaka'ako Conference Room

WINDWARD O'AHU
Windward Community College
Hale Akoakoa, #101-105

NEXTera ENERGY

Hawaiian Electric
Maui Electric
Hawai'i Electric Light

FORHAWAIISFUTURE.COM

ALL OPEN HOUSES WILL BE HELD FROM 5:00 TO 8:00 PM

OPEN HOUSE INFORMATIONAL MEETINGS Venues and Addresses O‘AHU HAWAI‘I ISLAND MAUI COUNTY April 7 April 15 April 13 WEST O‘AHU Kapolei High School Cafeteria 91-5007 Kapolei Parkway Kapolei, HI 96707 LEEWARD O‘AHU Pearl City High School Cafeteria 2100 Ho‘oki‘eki‘e St Pearl City, HI 96782 HILO Hilo High School Cafeteria 556 Waianuenue Ave. Hilo, HI 96720 PUNA Pahoa High School Cafeteria 15-3038 Pahoa Village Rd. Pahoa, HI 96778 CENTRAL MAUI Maui Electric Auditorium 210 W. Kamehameha Avenue Kahului, HI 96732 SOUTH MAUI Kihei Community Center 303 E. Lipoa Street Kihei, HI 96753 All Open Houses will be held from 5:00 to 8:00 pm April 8 April 16 WEST MAUI La haina Civic Center 1840 Honoapi‘ilani Hwy Lahaina, HI 96761 LANA‘I Lana‘i Community Center 8th Street Lana‘i City, HI 96763 April 14 HONOLULU Ward Warehouse Kaka‘ako Conference Room 1050 Ala Moana Blvd Honolulu, HI 96814 WINDWARD O‘AHU Windward Community College Hale Akoakoa, #101-105 45-720 Kea‘ahala Rd Kane‘ohe, HI 96744 WEST HAWAI‘I Kealakehe High School Cafeteria 74-5000 Puohulihuli St. Kailua-Kona, HI 96740 WAIMEA HPA Village Campus Dining Hall 65-1274 Kawaihae Rd. Kamuela, HI 96743 April 9 MOLOKA‘I Kaunakakai Elementary School Cafeteria 30 Ailoa Street Kaunakakai, HI 96748 Drop by at anytime during the open house – 5:00 to 8:00 pm – to check out our informational booths, meet and talk with employees of NextEra Energy and the Hawaiian Electric companies, ask questions, and share your thoughts. FORWARD LOOKING STATEMENTS: This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement/prospectus that is included in the Registration Statement on Form S-4 that has been filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT: This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. In connection with the proposed transaction between NEE and HEI, on January 8, 2015, NEE filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/ prospectus to its shareholders. These materials are not yet final and will be amended. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website ((www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei. com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. PARTICIPANTS IN THE MERGER SOLICITATION: NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Informationregarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction is set forth in the preliminary proxy statement/prospectus that has been filed with the SEC. You can find information about NEE’s executive officers and directors in its proxy statement for the 2015 annual meeting. You can find information about HEI’s executive officers and directors in its Annual Report on Form 10-K filed with the SEC on February 26, 2015. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from NEE and HEI as described above.